CONSOLIDATED BALANCE SHEETS (Parenthetical) - $ / shares	Dec. 31, 2017	Dec. 31, 2016
Shareholders' equity
Share capital, par value (in dollars per share)	$ 0.01	$ 0.01
Share capital, shares authorized	175,000,000	175,000,000
Share capital, shares issued	70,529,793	67,402,721
Share capital, shares outstanding	67,600,654	64,155,412
Treasury stock, shares	2,929,139	3,247,309